Rule 424(b)(3)
File Nos. 333-13964, 333-13394
EXHIBIT A
OVERSTAMPED:  Effective
___________, 2004, the ratio has
changed from each American
Depositary Share representing 500
shares to each American Depositary
Share representing one-half of one
Share.
OVERSTAMPED:  As of March 24,
2003, the American Depositary
Shares represent preferred shares,
without par value, of Banco Itau
Holding Financeira S.A., which has
become the holding company of
Banco Itau S.A.
AMERICAN DEPOSITARY
SHARES
(Each American Depositary Share
represents 500 deposited Preferred
Shares)
THE BANK OF NEW YORK
AMERICAN DEPOSITARY
RECEIPT
FOR PREFERRED SHARES,
WITHOUT PAR VALUE PER
SHARE
OF
BANCO ITAU S.A.
(INCORPORATED UNDER THE
LAWS OF BRAZIL)
The Bank of New York as
depositary (hereinafter called the
"Depositary"), hereby certifies that
______________________________
____________________________,
or registered assigns IS THE
OWNER OF
______________________________
______
AMERICAN DEPOSITARY
SHARES
representing deposited preferred
shares, without par value  (herein
called "Shares"), of Banco Itau S.A.,
a company incorporated under the
laws of Brazil (herein called the
"Issuer").  At the date hereof, each
American Depositary Share
represents 500 Shares which are
either deposited or subject to deposit
under the deposit agreement at the
principal Sao Paulo, Brazil, office of
Banco Itau S.A., (herein called the
"Custodian").  The Depositary's
Corporate Trust Office is located at a
different address than its principal
executive office.  Its Corporate Trust
Office is located at 101 Barclay
Street, New York, N.Y. 10286, and
its principal executive office is
located at One Wall Street, New
York, N.Y. 10286.
THE DEPOSITARY'S
CORPORATE TRUST OFFICE
ADDRESS IS
101 BARCLAY STREET, NEW
YORK, N.Y.  10286


1.	THE DEPOSIT
AGREEMENT.
This American Depositary
Receipt is one of an issue (herein
called "Receipts"), all issued and to
be issued upon the terms and
conditions set forth in the deposit
agreement, dated as of May 31,
2001, as amended and restated as of
February 20, 2002 (herein called the
"Deposit Agreement"), by and
among the Issuer, the Depositary,
and all Owners and Beneficial
Owners from time to time of
Receipts issued thereunder, each of
whom by accepting a Receipt agrees
to become a party thereto and
become bound by all the terms and
conditions thereof.  The Deposit
Agreement sets forth the rights of
Owners and Beneficial Owners of
the Receipts and the rights and duties
of the Depositary in respect of the
Shares deposited thereunder and any
and all other securities, property and
cash from time to time received in
respect of such Shares and held
thereunder (such Shares, securities,
property, and cash are herein called
"Deposited Securities").  Copies of
the Deposit Agreement are on file at
the Depositary's Corporate Trust
Office in New York City and at the
office of the Custodian.
The statements made on the
face and reverse of this Receipt are
summaries of certain provisions of
the Deposit Agreement and are
qualified by and subject to the
detailed provisions of the Deposit
Agreement, to which reference is
hereby made.  Capitalized terms
defined in the Deposit Agreement
and not defined herein shall have the
meanings set forth in the Deposit
Agreement.
2.	SURRENDER OF
RECEIPTS AND
WITHDRAWAL OF
SHARES.
Upon surrender of this
Receipt at the Corporate Trust Office
of the Depositary, and upon payment
of the fee of the Depositary provided
in this Receipt, and subject to the
terms and conditions of the Deposit
Agreement, and any provisions of
the Deposited Securities and other
applicable laws, the Owner hereof is
entitled to delivery, to him or upon
his order, of the Deposited Securities
or evidence of ownership of and title
to such Deposited Securities at the
time represented by the American
Depositary Shares for which this
Receipt is issued.  Delivery of such
Deposited Securities or evidence of
ownership of and title to such
Deposited Securities may be made
by the delivery of (a) certificates in
the name of the Owner hereof or as
ordered by him or the delivery of
certificates properly endorsed or
accompanied by a proper instrument
or instruments of transfer to such
Owner or as ordered by him and (b)
any other securities, property and
cash to which such Owner is then
entitled in respect of this Receipt.
Such delivery will be made at the
option of the Owner hereof, either at
the office of the Custodian or at the
Corporate Trust Office of the
Depositary, provided that the
forwarding of certificates for Shares
or other Deposited Securities or such
documents evidencing ownership of
and title to such Deposited Securities
for such delivery at the Corporate
Trust Office of the Depositary shall
be at the risk and expense of the
Owner hereof.
3.	TRANSFERS,
SPLIT-UPS, AND
COMBINATIONS
OF RECEIPTS.
The transfer of this Receipt is
registrable on the books of the
Depositary at its Corporate Trust
Office by the Owner hereof in person
or by a duly authorized attorney,
without unreasonable delay, upon
surrender of this Receipt properly
endorsed for transfer or accompanied
by a proper instrument or
instruments of transfer and funds
sufficient to pay any applicable
transfer taxes and the fees and
expenses of the Depositary and upon
compliance with such regulations, if
any, as the Depositary may establish
for such purpose.  This Receipt may
be split into other such Receipts, or
may be combined with other such
Receipts into one Receipt,
evidencing the same aggregate
number of American Depositary
Shares as the Receipt or Receipts
surrendered.  As a condition
precedent to the execution and
delivery, registration of transfer,
split-up, combination, or surrender of
any Receipt or withdrawal of any
Deposited Securities, the Depositary,
the Custodian, or Registrar may
require (a) payment from the
depositor of Shares or the presentor
of the Receipt of a sum sufficient to
reimburse it for any tax or other
governmental charge and any stock
transfer or registration fee with
respect thereto (including any such
tax or charge or fee with respect to
the Shares being deposited or
withdrawn) and payment of any
applicable fees as provided in the
Deposit Agreement or this Receipt,
(b) the production of proof
satisfactory to it as to the identity
and genuineness of any signature and
(c) compliance with any regulations
the Depositary may establish
consistent with any laws or
regulations applicable to Receipts
and Deposited Securities, the
provisions of the Deposit Agreement
or this Receipt, including, without
limitation, paragraph (22) hereof.
The delivery of Receipts
against deposits of Shares generally
or against deposits of particular
Shares may be suspended, or the
transfer of Receipts in particular
instances may be refused, or the
registration of transfer of outstanding
Receipts generally may be
suspended, during any period when
the transfer books of the Depositary
or the Issuer or the Foreign
Registrar, if applicable, are closed, or
if any such action is deemed
necessary or advisable by the
Depositary or the Issuer at any time
or from time to time because of any
requirement of law or of any
government or governmental body or
commission, or any securities
exchange on which Receipts or
Deposited Securities are listed, or
under any provision of the Deposit
Agreement or this Receipt, or for any
other reason, subject to paragraph
(22) hereof.  Notwithstanding any
other provision of the Deposit
Agreement or the Receipts, the
surrender of outstanding Receipts
and withdrawal of Deposited
Securities may be suspended only (as
permitted in General Instruction
I.A.(1) to Form F-6) for (i)
temporary delays caused by closing
the transfer books of the Depositary
or the Issuer or the deposit of Shares
in connection with voting at a
shareholders' meeting, or the
payment of dividends, (ii) the
payment of fees, taxes and similar
charges, and (iii) compliance with
any U.S. or foreign laws or
governmental regulations relating to
the Receipts or to the withdrawal of
the Deposited Securities. Without
limitation of the foregoing, the
Depositary shall not knowingly
accept for deposit under the Deposit
Agreement (i) any Shares required to
be registered under the provisions of
the Securities Act of 1933, unless a
registration statement is in effect as
to such Shares or such registration is
not required or (ii) any Restricted
Securities. The Issuer may restrict
transfers of the Shares where such
transfer might result in ownership of
Shares exceeding limits imposed by
applicable law or the Estatuto of the
Issuer.  The Issuer may also restrict,
in such manner as it deems
appropriate, transfers of the
American Depositary Shares where
such transfer may result in the total
number of Shares represented by the
American Depositary Shares owned
by a single Owner or Beneficial
Owner to exceed any such limits.
The Issuer may, in its sole discretion,
instruct the Depositary to take action
with respect to the ownership interest
of any Owner in excess of the
limitation set forth in the preceding
sentence, including but not limited
to, a mandatory sale or disposition
on behalf of an Owner or Beneficial
Owner of the Shares represented by
the American Depositary Shares held
by such Owner or Beneficial Owner
in excess of such limitations, if and
to the extent such disposition is
permitted by applicable law and the
Estatuto of the Issuer.  Upon receipt
of instructions from the Issuer
pursuant to Section 3.05 of the
Deposit Agreement, the Depositary
will take action reasonably
practicable to execute such
instructions.  The Depositary shall
incur no liability to Owners or
Beneficial Owners for carrying out
any instructions received from the
Issuer pursuant to Section 3.05 of the
Deposit Agreement.
4.	LIABILITY OF
OWNER FOR TAXES.
If any tax or other
governmental charge shall become
payable with respect to any Receipt
or any Deposited Securities
represented hereby, such tax or other
governmental charge shall be
payable by the Owner or Beneficial
Owner hereof to the Depositary.  The
Depositary may refuse to effect any
transfer of this Receipt or any
withdrawal of Deposited Securities
represented by American Depositary
Shares evidenced by such Receipt
until such payment is made, and may
withhold any dividends or other
distributions, or may sell for the
account of the Owner or Beneficial
Owner hereof any part or all of the
Deposited Securities represented by
the American Depositary Shares
evidenced by this Receipt, and may
apply such dividends or other
distributions or the proceeds of any
such sale in payment of such tax or
other governmental charge and the
Owner and the Beneficial Owner
hereof shall remain liable for any
deficiency.
5.	WARRANTIES OF
DEPOSITORS.
Every person depositing
Shares under the Deposit Agreement
and under the Deposit Agreement
shall be deemed thereby to represent
and warrant that such Shares and
each certificate therefor are validly
issued, fully paid and nonassessable
and not subject to any claim in
respect of pre-emptive rights of the
holders of outstanding Shares and
that the person making such deposit
is duly authorized to do so.  Every
such person shall also be deemed to
represent that the deposit of Shares
or sale of Receipts evidencing
American Depositary Shares
representing such Shares by that
person is not restricted under the
Securities Act of 1933, the laws of
Brazil or any regulations, any
shareholder agreement, or any
provisions of the Deposited
Securities.  Such representations and
warranties shall survive the deposit
of such Shares and issuance of
Receipts.
6.	FILING PROOFS,
CERTIFICATES, AND OTHER
INFORMATION.
Any person presenting Shares
for deposit or any Owner and
Beneficial Owner of a Receipt may
be required from time to time to file
with the Depositary or the Custodian
such proof of citizenship or
residence, exchange control
approval, proof of the identity of any
person legally or beneficially
interested in the Receipt and the
nature of such interest or such
information relating to the
registration on the books of the
Issuer or the Foreign Registrar, if
applicable, to execute such
certificates and to make such
representations and warranties, as the
Depositary or the Issuer may deem
necessary or proper.  The Depositary
may withhold the delivery or
registration of transfer of any
Receipt or the distribution of any
dividend or sale or distribution of
rights or of the proceeds thereof or
the delivery of any Deposited
Securities until such proof or other
information is filed or such
certificates are executed or such
representations and warranties made.
Upon the request of the Issuer, the
Depositary shall provide the Issuer
(in a timely manner) with copies of
all such certificates and such written
representations and warranties
provided to the Depositary under this
paragraph (6) and Section 3.01 of the
Deposit Agreement.  The Issuer may
from time to time request Owners or
Beneficial Owners to provide
information as to the capacity in
which such Owners or Beneficial
Owners own or owned Receipts and
regarding the identity of any other
persons then or previously interested
in such Receipts and the nature of
such interest and various other
matters.  Each Owner and Beneficial
Owner agrees to provide any
information requested by the Issuer
or the Depositary pursuant to this
paragraph.  No Share shall be
accepted for deposit unless
accompanied by evidence, if any is
required by the Depositary, that is
reasonably satisfactory to the
Depositary or the Custodian that all
conditions to such deposit have been
satisfied by the person depositing
such Shares under Brazilian laws and
regulations and any necessary
approval has been granted by any
governmental body in Brazil, if any,
which is then performing the
function of the regulation of
currency exchange.
7.	CHARGES OF
DEPOSITARY.
The Issuer agrees to pay the
fees, reasonable expenses and
out-of-pocket charges of the
Depositary and those of any
Registrar only in accordance with
agreements in writing entered into
between the Depositary and the
Issuer from time to time.  The
Depositary shall present its statement
for such charges and expenses to the
Issuer once every three months.  The
charges and expenses of the
Custodian are for the sole account of
the Depositary.
The following charges shall
be incurred by any party depositing
or withdrawing Shares or by any
party surrendering Receipts or to
whom Receipts are issued
(including, without limitation,
issuance pursuant to a stock dividend
or stock split declared by the Issuer
or an exchange of stock regarding
the Receipts or Deposited Securities
or a distribution of Receipts pursuant
to Section 4.03 of the Deposit
Agreement), or by Owners, as
applicable: (1) taxes and other
governmental charges, (2) such
registration fees as may from time to
time be in effect for the registration
of transfers of Shares generally on
the Share register of the Issuer or
Foreign Registrar and applicable to
transfers of Shares to or from the
name of the Depositary or its
nominee or the Custodian or its
nominee on the making of deposits
or withdrawals under the terms of the
Deposit Agreement, (3) such cable,
telex and facsimile transmission
expenses as are expressly provided
in the Deposit Agreement, (4) such
expenses as are incurred by the
Depositary in the conversion of
foreign currency pursuant to Section
4.05 of the Deposit Agreement, (5) a
fee of $5.00 or less per 100
American Depositary Shares (or
portion thereof) for the execution
and delivery of Receipts pursuant to
Section 2.03, 4.03 or 4.04 of the
Deposit Agreement, and the
surrender of Receipts pursuant to
Section 2.05 or 6.02 of the Deposit
Agreement, (6) a fee of $.02 or less
per American Depositary Share (or
portion thereof) for any cash
distribution made pursuant to the
Deposit Agreement including, but
not limited to, Sections 4.01 through
4.04 of the Deposit Agreement, (7) a
fee for the distribution of securities
pursuant to Section 4.02 of the
Deposit Agreement, such fee being
in an amount equal to the fee for the
execution and delivery of American
Depositary Shares referred to above
which would have been charged as a
result of the deposit of such
securities (for purposes of this clause
7 treating all such securities as if
they were Shares), but which
securities are instead distributed by
the Depositary to Owners, (8) a fee
of $.02 or less per American
Depositary Share (or portion
thereof)for depositary services,
which will accrue on the last day of
each calendar year and which will be
payable as provided in clause (9)
below; provided, however, that no
fee will be assessed under this clause
(8) if a fee was charged pursuant to
clause (6) above during that calendar
year and (9) any other charge
payable by the Depositary, any of the
Depositary's agents, including the
Custodian, or the agents of the
Depositary's agents in connection
with the servicing of Shares or other
Deposited Securities (which charge
shall be assessed against Owners as
of the date or dates set by the
Depositary in accordance with
Section 4.06 of the Deposit
Agreement and shall be payable at
the sole discretion of the Depositary
by billing such Owners for such
charge or by deducting such charge
from one or more cash dividends or
other cash distributions).
The Depositary, subject to
paragraph (8) hereof may own and
deal in any class of securities of the
Issuer and its affiliates and in
Receipts.
8.	PRE-RELEASE OF
RECEIPTS.
The Depositary may issue
Receipts against the delivery by the
Issuer (or any agent of the Issuer
recording Share ownership) of rights
to receive Shares from the Issuer (or
any such agent).  No such issue of
Receipts will be deemed a
"Pre-Release" that is subject to the
restrictions of the following
paragraph.
Unless requested in writing
by the Issuer to cease doing so, the
Depositary may, notwithstanding
Section 2.03 of the Deposit
Agreement, execute and deliver
Receipts prior to the receipt of
Shares pursuant to Section 2.02 of
the Deposit Agreement
("Pre-Release").  The Depositary
may, pursuant to Section 2.05 of the
Deposit Agreement, deliver Shares
upon the receipt and cancellation of
Receipts which have been
Pre-Released, whether or not such
cancellation is prior to the
termination of such Pre-Release or
the Depositary knows that such
Receipt has been Pre-Released.  The
Depositary may receive Receipts in
lieu of Shares  in satisfaction of a
Pre-Release.  Each Pre-Release will
be (a) preceded or accompanied by a
written representation and agreement
from the person to whom Receipts
are to  be delivered (the
"Pre-Releasee") that the
Pre-Releasee, or its customer, (i)
owns the Shares or Receipts to be
remitted, as the case may be, (ii)
assigns all beneficial rights, title and
interest in such Shares or Receipts,
as the case may be, to the Depositary
in its capacity as such and for the
benefit of the Owners, and (iii) will
not take any action with respect to
such Shares or Receipts, as the case
may be, that is inconsistent with the
transfer of beneficial ownership
(including, without the consent of the
Depositary, disposing of such Shares
or Receipts, as the case may be),
other than in satisfaction of such
Pre-Release, (b) at all times fully
collateralized with cash, U.S.
government securities or such other
collateral as the Depositary
determines, in good faith, will
provide substantially similar
liquidity and security, (c) terminable
by the Depositary on not more than
five (5) business days notice, and (d)
subject to such further indemnities
and credit regulations as the
Depositary deems appropriate.  The
number of Shares not deposited but
represented by American Depositary
Shares outstanding at any time as a
result of Pre-Releases will not
normally exceed thirty percent (30%)
of the Shares deposited under the
Deposit Agreement; provided,
however, that the Depositary
reserves the right to disregard such
limit from time to time as it deems
reasonably appropriate, and may,
with the prior written consent of the
Issuer, change such limit for
purposes of general application.  The
Depositary will also set Dollar limits
with respect to Pre-Release
transactions to be entered into under
the Deposit Agreement with any
particular Pre-Releasee on a
case-by-case basis as the Depositary
deems appropriate.  For purposes of
enabling the Depositary to fulfill its
obligations to the Owners under the
Deposit Agreement, the collateral
referred to in clause (b) above shall
be held by the Depositary as security
for the performance of the
Pre-Releasee's obligations to the
Depositary in connection with a
Pre-Release transaction, including
the Pre-Releasee's obligation to
deliver Shares or Receipts upon
termination of a Pre-Release
transaction (and shall not, for the
avoidance of doubt, constitute
Deposited Securities under the
Deposit Agreement).
The Depositary may retain
for its own account any
compensation received by it in
connection with the foregoing.
9.	TITLE TO
RECEIPTS.
It is a condition of this
Receipt and every successive holder
and Owner of this Receipt by
accepting or holding the same
consents and agrees, that title to this
Receipt when properly endorsed or
accompanied by a proper instrument
or instruments of transfer, is
transferable by delivery with the
same effect as in the case of a
negotiable instrument under the laws
of New York State, provided,
however, that the Issuer and the
Depositary, notwithstanding any
notice to the contrary, may treat the
person in whose name this Receipt is
registered on the books of the
Depositary as the absolute owner
hereof for the purpose of
determining the person entitled to
distribution of dividends or other
distributions or to any notice
provided for in the Deposit
Agreement or for all other purposes
and neither the Depositary nor the
Issuer shall have any obligation or be
subject to any liability under the
Deposit Agreement to any holder of
a Receipt unless such holder is the
Owner thereof.
10.	VALIDITY OF
RECEIPT.
This Receipt shall not be
entitled to any benefits under the
Deposit Agreement or be valid or
obligatory for any purpose, unless
this Receipt shall have been executed
by the Depositary by the manual
signature or facsimile of a duly
authorized signatory of the
Depositary and if a Registrar for the
Receipts shall have been appointed,
countersigned by the manual
signature or facsimile of a duly
authorized officer of the Registrar.


11.	REPORTS;
INSPECTION OF TRANSFER
BOOKS.
The Issuer is subject to the
periodic reporting requirements of
the Securities Exchange Act of 1934
and, accordingly, files certain reports
with the Securities and Exchange
Commission.  Such reports will be
available for inspection and copying
by Owners and Beneficial Owners at
the public reference facilities
maintained by the Commission
located at 450 Fifth Street, N.W.,
Washington, D.C. 20549.
The Depositary will make
available for inspection by owners of
Receipts at its Corporate Trust
Office any reports and
communications, including any
proxy soliciting material, received
from the Issuer which are both (a)
received by the Depositary or the
Custodian or the Nominee of either
as the holder of the Deposited
Securities and (b) made generally
available to the holders of such
Deposited Securities by the Issuer.
The Depositary will also send to
Owners of Receipts copies of such
reports when furnished by the Issuer
pursuant to the Deposit Agreement.
Any such reports and
communications, including any such
proxy soliciting material, furnished
to the Depositary by the Issuer shall
be furnished in English.
The Depositary will keep
books for the registration of Receipts
and transfers of Receipts which at all
reasonable times shall be open for
inspection of Receipts provided that
such inspection shall not be for the
purpose of communicating with
Owners of Receipts in the interest of
a business or object other than the
business of the Issuer or a matter
related to the Deposit Agreement or
the Receipts.
12.	DIVIDENDS AND
DISTRIBUTIONS.
Whenever the Depositary or
the Custodian receives any cash
dividend or other cash distribution
on any Deposited Securities, the
Depositary or the Custodian, in
accordance with applicable law and
subject to the provisions of Section
4.05 of the Deposit Agreement, will
convert or cause to be converted as
promptly as practicable such
dividend or distribution, if at the
time of receipt thereof any amounts
received in a foreign currency can in
the judgment of the Depositary be
converted on a reasonable basis into
United States dollars transferable to
the United States, and subject to the
Deposit Agreement, will as promptly
as practicable distribute the amount
thus received (net of the fees of the
Depositary as provided in Section
5.09 of the Deposit Agreement) to
the Owners of Receipts entitled
thereto, provided, however, that in
the event that the Issuer or the
Depositary or the Custodian is
required to withhold and does
withhold from any cash dividend or
other cash distribution in respect of
any Deposited Securities an amount
on account of taxes or other
governmental charges, the amount
distributed to the Owners of the
Receipts evidencing American
Depositary Shares representing such
Deposited Securities shall be reduced
accordingly.
Subject to the provisions of
Sections 4.11 and 5.09 of the Deposit
Agreement, whenever the Depositary
receives any distribution other than a
distribution described in Sections
4.01, 4.03, or 4.04 of the Deposit
Agreement, the Depositary will,
upon consultation with the Issuer,
cause the securities or property
received by it or the Custodian to be
distributed to the Owners of Receipts
entitled thereto, in any manner that
the Depositary may deem equitable
and practicable for accomplishing
such distribution; provided, however,
that if in the opinion of the
Depositary such distribution cannot
be made proportionately among the
Owners of Receipts entitled thereto,
or if for any other reason the
Depositary deems such distribution
not to be feasible, the Depositary
may adopt such method as it may
deem equitable and practicable for
the purpose of effecting such
distribution, including, but not
limited to, the public or private sale
of the securities or property thus
received, or any part thereof, and the
net proceeds of any such sale (net of
the fees of the Depositary as
provided in Section 5.09 of the
Deposit Agreement) shall be
distributed by the Depositary to the
Owners of Receipts entitled thereto
as in the case of a distribution
received in cash, provided that any
unsold balance of such securities or
property may be distributed by the
Depositary to the Owners entitled
thereto in accordance with such
equitable and practicable method as
the Depositary shall have adopted.
If any distribution consists of
a dividend in, or free distribution of,
Shares, the Depositary may, and
shall, if the Issuer shall so request,
distribute to the Owners of
outstanding Receipts entitled thereto,
additional Receipts evidencing an
aggregate number of American
Depositary Shares representing the
amount of Shares received as such
dividend or free distribution subject
to the terms and conditions of the
Deposit Agreement with respect to
the deposit of Shares and the
issuance of American Depositary
Shares evidenced by Receipts,
including the withholding of any tax
or other governmental charge as
provided in Section 4.11 of the
Deposit Agreement and the payment
of the fees of the Depositary as
provided in Section 5.09 of the
Deposit Agreement.  In lieu of
delivering Receipts for fractional
American Depositary Shares in any
such case, the Depositary will sell
the amount of Shares represented by
the aggregate of such fractions and
distribute the net proceeds, all in the
manner and subject to the conditions
set forth in the Deposit Agreement.
If additional Receipts are not so
distributed, each American
Depositary Share shall thenceforth
also represent the additional Shares
distributed upon the Deposited
Securities represented thereby.  In
the event that the Depositary
determines that any distribution
(including Shares and rights to
subscribe therefor) is subject to any
taxes or other governmental charges
which the Depositary is obligated to
withhold, or, if after the Issuer, in the
fulfillment of its obligation under
Section 5.07 of the Deposit
Agreement, has furnished an opinion
of counsel determining that Shares
must be registered under the
Securities Act or other laws in order
to be distributed to Owners, the
Depositary may dispose of all or a
portion of such property (including
Shares and rights to subscribe
therefor) in such amounts and in
such manner, including by public or
private sale, as the Depositary deems
necessary and practicable to pay any
such taxes or charges, or effect the
distribution of Restricted Securities,
and the Depositary shall distribute
the net proceeds of any such sale
after deduction of such taxes or
charges to Owners entitled thereto in
proportion to the number of
American Depositary Shares held by
them respectively and the Depositary
shall distribute any unsold balance of
such property in accordance with the
provisions of the Deposit
Agreement.
In the event that the
Depositary determines that any
distribution in property (including
Shares and rights to subscribe
therefor) is subject to any tax or
other governmental charge which the
Depositary is obligated to withhold,
the Depositary may by public or
private sale dispose of all or a
portion of such property (including
Shares and rights to subscribe
therefor) in such amounts and in
such manner as the Depositary
deems necessary and practicable to
pay any such taxes or charges, and
the Depositary shall distribute the net
proceeds of any such sale after
deduction of such taxes or charges to
the Owners of Receipts entitled
thereto and the Depositary shall
distribute any unsold balance of such
property in accordance with the
provisions of the Deposit
Agreement.  The Issuer or its agent
shall remit to appropriate
governmental authorities and
agencies in Brazil all amounts, if
any, withheld and owing to such
authorities and agencies by the
Issuer.  The Depositary or its agent
shall remit to appropriate
governmental authorities and
agencies in the United States all
amounts, if any, withheld and owing
to such authorities and agencies by
the Depositary.
The Depositary shall forward
to the Issuer or its agent such
information from its records as the
Issuer may reasonably request to
enable the Issuer or its agent to file
necessary reports with governmental
agencies.  The Depositary shall use
reasonable efforts to make and
maintain arrangements enabling
Owners who are citizens or residents
of the United States to receive the
benefit of a reduced rate of
withholding and any tax refunds
credits or other benefits (pursuant to
treaty or otherwise) relating to
dividend payments on the American
Depositary Shares.
13.	RIGHTS.
In the event that the Issuer
shall offer or cause to be offered to
the holders of any Deposited
Securities any rights to subscribe for
additional Shares or any rights of any
other nature, the Depositary, after
consultation with the Issuer, shall
have discretion as to the procedure to
be followed in making such rights
available to any Owners or in
disposing of such rights on behalf of
any Owners and making the net
proceeds available in Dollars to such
Owners or, if by the terms of such
rights offering or, for any other
reason, the Depositary may not either
make such rights available to any
Owners or dispose of such rights and
make the net proceeds available to
such Owners, then the Depositary
shall allow the rights to lapse;
provided, however, if at the time of
the offering of any rights the
Depositary determines in its
discretion that it is lawful and
feasible to make such rights
available to all Owners or to certain
Owners but not to other Owners, the
Depositary, after consultation with
the Issuer, may distribute, to any
Owner to whom it determines the
distribution to be lawful and feasible,
in proportion to the number of
American Depositary Shares held by
such Owner, warrants or other
instruments therefor in such form as
it deems appropriate.  If the
Depositary determines in its
discretion that it is not lawful and
feasible to make such rights
available to certain Owners, it may
sell the rights or warrants or other
instruments in proportion to the
number of American Depositary
Shares held by the Owners to whom
it has determined it may not lawfully
or feasibly make such rights
available, and allocate the net
proceeds of such sales (net of the
fees of the Depositary as provided in
Section 5.09 of the Deposit
Agreement) for the account of such
Owners otherwise entitled to such
rights, warrants or other instruments,
upon an averaged or other practical
basis without regard to any
distinctions among such Owners
because of exchange restrictions or
the date of delivery of any Receipt or
otherwise.  Neither the Depositary
nor the Issuer shall be responsible for
any failure to determine that it may
be lawful or feasible to make such
rights available to Owners in general
or any Owner in particular.
If an Owner of Receipts
requests the distribution of warrants
or other instruments in order to
exercise the rights allocable to the
American Depositary Shares of such
Owner under the Deposit
Agreement, the Depositary will
make such rights available to such
Owner upon written notice from the
Issuer to the Depositary that (a) the
Issuer has elected in its sole
discretion to permit such rights to be
exercised and (b) such Owner has
executed such documents as the
Issuer has determined in its sole
discretion are required under
applicable law.  Upon instruction
pursuant to such warrants or other
instruments to the Depositary from
such Owner to exercise such rights,
upon payment by such Owner to the
Depositary for the account of such
Owner of an amount equal to the
purchase price of the Shares to be
received upon the  exercise of the
rights, and upon payment of the fees
of the Depositary as set forth in such
warrants or other instruments, the
Depositary shall, on behalf of such
Owner, exercise the rights and
purchase the Shares, and the Issuer
shall cause the Shares so purchased
to be delivered to the Depositary on
behalf of such Owner.  As agent for
such Owner, the Depositary will
cause the Shares so purchased to be
deposited pursuant to Section 2.02 of
the Deposit Agreement, and shall,
pursuant to Section 2.03 of the
Deposit Agreement, execute and
deliver to such Owner "Restricted
Receipts."  All such Restricted
Receipts shall be assigned a separate
CUSIP number and all Shares
represented of such Restricted
Receipts shall be held in a segregated
account and will not be commingled
with other Deposited Securities
(whether restricted or unrestricted).
If registration under the
Securities Act of 1933 of the
securities to which any rights relate
is required in order for the Issuer to
offer such rights to Owners and sell
the securities upon the exercise of
such rights, the Depositary will not
offer such rights to the Owners
unless and until such a registration
statement is in effect, or unless the
offering and sale of such securities to
the Owners of such Receipts are
exempt from registration under the
provisions of such Act.  The Issuer
shall have no obligation under the
terms of the Deposit Agreement to
register such rights or such securities
under the Securities Act of 1933.
14.	CONVERSION OF
FOREIGN CURRENCY.
Whenever the Depositary or
the Custodian shall receive Foreign
Currency, by way of dividends or
other distributions or the net
proceeds from the sale of securities,
property or rights in respect of such
Receipts, and if at the time of the
receipt thereof the Foreign Currency
so received can, pursuant to
applicable law, be converted into
Dollars, the Depositary shall convert
or cause to be converted, by sale or
in any other manner that it may
determine in accordance with
applicable law, such Foreign
Currency into Dollars.  If at the time
of conversion of such Foreign
Currency into Dollars can, pursuant
to applicable law, be transferred
outside of Brazil for distribution to
the owners entitled thereto, such
Dollars shall be distributed as
promptly as practicable to the
Owners entitled thereto or, if the
Depositary shall have distributed any
rights, warrants or other instruments
which entitle the holders thereof to
such Dollars, then to the holders of
such rights, warrants and/or
instruments upon surrender thereof
for cancellation.  Such distribution or
conversion may be made upon an
averaged or other practicable basis
without regard to any distinctions
among Owners on account of
exchange restrictions, the date of
delivery of any Receipt or otherwise
and shall be net of any expenses of
conversion into Dollars incurred by
the Depositary as provided in
Section 5.09 of the Deposit
Agreement.
If conversion of Foreign
Currency into Dollars or distribution
of Dollars or non-convertible
Foreign Currency can be effected
only with the approval or license of
any government or agency thereof,
the Depositary shall file such
application for approval or license, if
any, as it may deem desirable;
however, the Depositary shall be
entitled to rely upon Brazilian local
counsel in such matters, which
counsel shall be instructed to act as
promptly as possible.
If at any time any Foreign
Currency received by the Depositary
or the Custodian is not, pursuant to
applicable law, convertible on a
reasonable basis into Dollars
transferable to the United States, or
if any approval or license of any
government or agency thereof which
is required for such conversion is
denied or in the opinion of the
Depositary is not obtainable, or if
any such approval or license is not
obtained within a reasonable period
as determined by the Depositary, the
Depositary may distribute the
Foreign Currency (or an appropriate
document evidencing the right to
receive such Foreign Currency)
received by the Depositary to, or in
its discretion may hold such Foreign
Currency uninvested and without
liability for interest thereon for the
respective accounts of, the Owners
entitled to receive the same.
If any such conversion of
Foreign Currency, in whole or in
part, cannot be effected for
distribution to some of the Owners
entitled thereto, the Depositary may
in its discretion make such
conversion and distribution in
Dollars to the extent permissible to
the Owners entitled thereto and may
distribute the balance of the Foreign
Currency received by the Depositary
to, or hold such balance uninvested
and without liability for interest
thereon for the respective accounts
of, the Owners entitled thereto.
15.	FIXING OF
RECORD DATES.
Whenever any cash dividend
or other cash distribution shall
become payable or any distribution
other than cash shall be made, or
whenever rights shall be issued with
respect to the Deposited Securities,
or whenever for any reason the
Depositary causes a change in the
number of Shares that are
represented by each American
Depositary Share, or whenever the
Depositary shall receive notice of
any meeting of holders of Shares or
other Deposited Securities, the
Depositary shall fix a record date,
which date shall be as close as
practicable to the record date
applicable to the Deposited
Securities, (a) for the determination
of the Owners of Receipts who shall
be (i) entitled to receive such
dividend, distribution or rights or the
net proceeds of the sale thereof, (ii)
entitled to give instructions for the
exercise of voting rights at any such
meeting, or (iii) who shall be
responsible for any fee assessed by
the Depositary pursuant to the
Deposit Agreement, or (b) on or after
which each American Depositary
Share will represent the changed
number of Shares, subject to the
provisions of the Deposit
Agreement.  The Owners on such
record date shall be entitled as the
case may be, to receive the amount
distributable by the Depositary with
respect to such dividend or other
distribution or such rights or the net
proceeds or sale thereof in
proportion to the number of
American Depositary Shares held by
them respectively, and to give voting
instructions to exercise the rights of
Owners under the Deposit
Agreement with respect to such
changed number of Shares and to act
in respect of any other such matter.
16.	VOTING OF
DEPOSITED SECURITIES.
As of the date of the Deposit
Agreement, the Shares do not give
the Holders thereof any voting rights.
If, in the future, the terms of the
Shares should be revised or amended
to provide for voting rights, or
should such Shares obtain voting
rights on account of the occurrence
of any event or change then, upon
receipt of notice of any meeting of
holders of Shares or other Deposited
Securities, if requested in writing by
the Issuer, the Depositary shall, as
soon as practicable thereafter, mail to
the Owners of Receipts a notice, the
form of which notice shall be subject
to the reasonable discretion of the
Depositary, which shall contain (a)
such information as is contained in
such notice of meeting received by
the Depositary from the Issuer, (b) a
statement that the Owners of
Receipts as of the close of business
on a specified record date will be
entitled, subject to any applicable
provision of Brazilian law and of the
Estatuto of the Issuer and the
provisions of the Deposited
Securities, to instruct the Depositary
as to the exercise of the voting rights,
if any, pertaining to the amount of
Shares or other Deposited Securities
represented by their respective
American Depositary Shares and (c)
a statement as to the manner in
which such instructions may be
given, including, when applicable, an
express indication that instructions
may be given (or, if applicable,
deemed given in accordance with the
second paragraph of Section 4.07 of
the Deposit Agreement if no
instruction is received) to the
Depositary to give a discretionary
proxy to a person or persons
designated by the Issuer.  Upon the
written request of an Owner of a
Receipt on such record date, received
on or before the date established by
the Depositary for such purpose, the
Depositary shall endeavor insofar as
practicable and permitted under
applicable laws and the provisions of
the Estatuto of the Issuer and the
provisions of the Deposited
Securities to vote or cause to be
voted the amount of Shares or other
Deposited Securities represented by
such American Depositary Shares
held by record by such Owner on the
relevant record date in accordance
with any nondiscretionary
instructions set forth in such request
including their deemed instruction to
give a discretionary proxy to a
person or persons designated by the
Issuer and the Depositary shall not,
and the Depositary shall ensure that
the Custodian or any of its nominees
shall not, exercise any voting
discretion over any Deposited
Securities.
If after complying with the
procedures set forth in this paragraph
(16), no instructions are received by
the Depositary from any Owner with
respect to any of the Deposited
Securities represented by the
American Depositary Shares
evidenced by such Owner's Receipts
on or before the date established by
the Depositary for such purpose, the
Depositary shall deem such Owner
to have instructed the Depositary to
give a discretionary proxy to a
person or persons designated by the
Issuer with respect to such Deposited
Securities and the Depositary shall
give a discretionary proxy to a
person or persons designated by the
Issuer to vote such Deposited
Securities, provided, that no such
instruction shall be deemed given
and no such discretionary proxy shall
be given with respect to any matter
as to which the Issuer informs the
Depositary (and the Issuer agrees to
provide such information as
promptly as practicable in writing)
that (x) the Issuer does not wish such
proxy given, (y) substantial
opposition exists or (z) such matter
materially and adversely affects the
rights of holders of Shares.
17.	CHANGES
AFFECTING DEPOSITED
SECURITIES.
In circumstances where the
provisions of Section 4.03 of the
Deposit Agreement do not apply,
upon any change in par value,
split-up, consolidation, or any other
reclassification of Deposited
Securities, or upon any
recapitalization, reorganization,
merger or consolidation, or sale of
assets affecting the Issuer or to
which it is a party, any securities
which shall be received by the
Depositary or the Custodian in
exchange for or in conversion of or
in respect of Deposited Securities
shall be treated as new Deposited
Securities under the Deposit
Agreement, and American
Depositary Shares shall thenceforth
represent, to the extent permitted by
law new Deposited Securities so
received in exchange or conversion,
unless additional Receipts are
delivered pursuant to the following
sentence.  In any such case the
Depositary may, and shall, if the
Issuer shall reasonably request,
execute and deliver additional
Receipts as in the case of a dividend
in Shares, or call for the surrender of
outstanding Receipts to be
exchanged for new Receipts
specifically describing such new
Deposited Securities.
18.	LIABILITY OF THE
ISSUER AND DEPOSITARY.
Neither the Depositary nor
the Issuer nor any of their directors,
employees, agents or affiliates shall
incur any liability to any Owner or
Beneficial Owner of any Receipt, if
by reason of any provision of any
present or future law or regulation of
the United States, Brazil, or any
other country, or of any other
governmental or regulatory authority
or stock exchange, or by reason of
any provision, present or future, of
the Estatuto of the Issuer or by
reason of any provision of any
securities issued or distributed by the
Issuer, or any offering or distribution
thereof, or by reason of any act of
God or war or other circumstances
beyond its control, the Depositary or
the Issuer or any of their directors,
employees, agents or affiliates shall
be prevented, delayed or forbidden
from or be subject to any civil or
criminal penalty on account of doing
or performing any act or thing which
by the terms of the Deposit
Agreement it is provided shall be
done or performed; nor shall the
Depositary or the Issuer incur any
liability to any Owner or Beneficial
Owner of a Receipt by reason of any
non-performance or delay, caused as
aforesaid, in the performance of any
act or thing which by the terms of the
Deposit Agreement it is provided
shall or may be done or performed,
or by reason of any exercise of, or
failure to exercise, any discretion
provided for in the Deposit
Agreement.  Where, by the terms of
a distribution pursuant to Sections
4.01, 4.02, or 4.03 of the Deposit
Agreement, or an offering or
distribution pursuant to Section 4.04
of the Deposit Agreement, because
of applicable law or for any other
reason such distribution or offering
may not be made available to
Owners of Receipts, and the
Depositary may not dispose of such
distribution or offering on behalf of
such Owners and make the net
proceeds available to such Owners,
then the Depositary shall not make
such distribution or offering, and
shall allow any rights, if applicable,
to lapse.  Neither the Issuer nor the
Depositary assumes any obligation
or shall be subject to any liability
under the Deposit Agreement or this
Receipt to Owners or holders of
Receipts; except that they agree to
perform their obligations specifically
set forth in the Deposit Agreement
without negligence or bad faith.  The
Depositary shall not be subject to
any liability with respect to the
validity or worth of the Deposited
Securities.  Neither the Depositary
nor the Issuer shall be under any
obligation to appear in, prosecute or
defend any action, suit, or other
proceeding in respect of any
Deposited Securities or in respect of
the Receipts, which in its opinion
may involve it in expense or liability,
unless indemnity satisfactory to it
against all expense and liability shall
be furnished as often as may be
required, and the Custodian shall not
be under any obligation whatsoever
with respect to such proceedings, the
responsibility of the Custodian being
solely to the Depositary.  Neither the
Depositary nor the Issuer shall be
liable for any action or nonaction by
it in reliance upon the advice of or
information from legal counsel,
accountants, any person presenting
Shares for deposit, any Owner or
Beneficial Owner of a Receipt, or
any other person believed by it in
good faith to be competent to give
such advice or information
including, but not limited to, any
such action or nonaction based upon
any written notice, request, direction
or other document believed by it to
be genuine and to have been signed
or presented by the proper party or
parties.  The Depositary shall not be
responsible for any failure to carry
out any instructions to vote any of
the Deposited Securities, or for the
manner in which any such vote is
cast or the effect of any such vote,
provided that any such action or
nonaction is in good faith.  The
Depositary shall not be liable for any
acts or omissions made by a
successor depositary whether in
connection with a previous act or
omission of the Depositary or in
connection with a matter arising
wholly after the removal or
resignation of the Depositary,
provided that in connection with the
issue out of which such potential
liability arises, the Depositary
performed its obligations without
negligence or bad faith while it acted
as Depositary.  The Depositary and
the Issuer may rely on and shall be
protected in acting upon any written
notice, request, direction or other
documents believed by them to be
genuine and to have been signed by
the proper party or parties.  The
Issuer agrees to indemnify the
Depositary, its directors, employees,
agents and affiliates and any
Custodian against, and hold each of
them harmless from, any liability or
expense (including, but not limited
to, the reasonable fees and expenses
of counsel) which may arise out of
any registration with the
Commission of Receipts, American
Depositary Shares or Deposited
Securities or the offer or sale thereof
in the United States or out of acts
performed or omitted, in accordance
with the provisions of the Deposit
Agreement and of the Receipts, as
the same may be amended, modified,
or supplemented from time to time,
(i) by either the Depositary or any
Custodian or their respective
directors, employees, agents and
affiliates, except for any liability or
expense arising out of the negligence
or bad faith of any of them, or (ii) by
the Issuer or any of its directors,
employees, agents and affiliates.  No
disclaimer of liability under the
Securities Act of 1933 is intended by
any provision of the Deposit
Agreement.
The Issuer shall not
indemnify the Depositary or any
Custodian against any liability or
expense arising out of information
relating to the Depositary or any
Custodian, as the case may be,
furnished in writing to the Issuer and
executed by the Depositary or the
Custodian expressly for the use in
any registration statement,
prospectus or placement
memorandum or preliminary
prospectus or placement
memorandum relating to the Shares
evidenced by the American
Depositary Shares.
The indemnities contained in
the preceding paragraph shall not
extend to any liability or expense
which arises solely and exclusively
out of a Pre-Release (as defined in
Section 2.09 of the Deposit
Agreement) of a Receipt or Receipts
in accordance with Section 2.09 of
the Deposit Agreement and which
would not otherwise have arisen had
such Receipt or Receipts not been
the subject of a Pre-Release pursuant
to Section 2.09 of the Deposit
Agreement; provided, however, that
the indemnities provided in the
preceding paragraph shall apply to
any such liability or expense (i) to
the extent that such liability or
expense would have arisen had a
Receipt or Receipts not been the
subject of a Pre-Release, or (ii)
which may arise out of any
misstatement or alleged
misstatement or omission or alleged
omission in any registration
statement, proxy statement,
prospectus (or placement
memorandum), or preliminary
prospectus (or preliminary placement
memorandum) relating to the offer or
sale of American Depositary Shares,
except to the extent any such liability
or expense arises out of (i)
information relating to the
Depositary or any Custodian (other
than the Issuer), as applicable,
furnished in writing and not
materially changed or altered by the
Issuer expressly for use in any of the
foregoing documents, or, (ii) if such
information is provided, the failure
to state a material fact necessary to
make the information provided not
misleading.
Each Owner, upon
acceptance of a Receipt issued in
accordance with the terms hereof,
hereby appoints the Depositary its
agent, with power to delegate, to act
on its behalf and to take any and all
steps or action provided for or
contemplated herein with respect to
the Deposited Securities and to take
any and all procedures necessary to
comply with Brazilian law including,
but not limited to, those set forth in
Article 4 of the Deposit Agreement,
and to take such further steps or
action as the Depositary in its sole
discretion may deem necessary or
appropriate to carry out the purposes
of the Deposit Agreement.
19.	RESIGNATION
AND REMOVAL OF THE
DEPOSITARY; APPOINTMENT
OF SUCCESSOR CUSTODIAN.
The Depositary may at any
time resign as Depositary under the
Deposit Agreement by 60 days'
written notice of its election so to do
(or a lesser amount of notice if
satisfactory to the Issuer) delivered
to the Issuer and to be effective upon
the appointment of a successor
depositary satisfactory to the Issuer
and its acceptance of such
appointment as hereinafter provided,
which appointment shall be on terms
satisfactory to the Issuer in its sole
discretion.  The Depositary may at
any time be removed by the Issuer
upon 60 days' written notice of such
removal effective upon the
appointment of a successor
depositary satisfactory to the Issuer
and its acceptance of such
appointment as hereinafter provided,
which appointment shall be on terms
satisfactory to the Issuer in its sole
discretion.  In case at any time the
Depositary shall resign or be
removed, the Issuer shall use its best
efforts to appoint a successor
depositary, which shall be a bank or
trust company having an office in the
Borough of Manhattan, The City of
New York.  Every successor
depositary shall execute and deliver
to its predecessor and to the Issuer an
instrument in writing accepting its
appointment under the Deposit
Agreement, and thereupon such
successor depositary, without any
further act or deed, shall become
fully vested with all the rights,
powers, duties and obligations of its
predecessor; but such predecessor,
nevertheless, upon payment of all
sums due it and on the written
request of the Issuer, shall execute
and deliver an instrument
transferring to such successor all
rights and powers of such
predecessor under the Deposit
Agreement, shall duly assign,
transfer and deliver all right, title and
interest in the Deposited Securities to
such successor, and shall deliver to
such successor a list of the Owners
of all outstanding Receipts.  Any
such successor depositary shall
promptly mail notice of its
appointment to the Owners.
Whenever the Depositary in its
discretion determines that it is in the
best interest of the Owners of
Receipts to do so, it may appoint a
substitute custodian.
20.	AMENDMENT.
The form of the Receipts and
any provisions of the Deposit
Agreement may at any time and from
time to time be amended by written
agreement between the Issuer and
the Depositary in any respect which
they may deem necessary or
desirable.  Any amendment which
shall impose or increase any fees or
charges (other than taxes and other
governmental charges, registration
fees, cable, telex or facsimile
transmission costs, delivery costs or
other such expenses), or which shall
otherwise prejudice any substantial
existing right of Owners or
Beneficial Owners of Receipts, shall,
however, not become effective as to
outstanding Receipts until the
expiration of thirty days after notice
of such amendment shall have been
given to the Owners of outstanding
Receipts.  Every Owner and
Beneficial Owner of a Receipt at the
time any amendment so becomes
effective shall be deemed, by
continuing to hold such Receipt, to
consent and agree to such
amendment and to be bound by the
Deposit Agreement as amended
thereby.  In no event shall any
amendment impair the right of the
Owner of any Receipt to surrender
such Receipt and receive therefor the
Deposited Securities represented
thereby except in order to comply
with mandatory provisions of
applicable law.  Notwithstanding the
foregoing, if any governmental body
should adopt new laws, rules or
regulations which would require
amendment or supplement of the
Deposit Agreement to ensure
compliance therewith, the Issuer and
the Depositary may amend or
supplement the Deposit Agreement
and the Receipt at any time in
accordance with such changed laws,
rules or regulations.  Such
amendment or supplement to the
Deposit Agreement in such
circumstances may become effective
before a notice of such amendment
or supplement is given to Owners or
within any other period of time as
required for compliance with such
laws, rules or regulations.
21.	TERMINATION OF
DEPOSIT AGREEMENT.
The Depositary shall at any
time at the direction of the Issuer
terminate the Deposit Agreement by
mailing notice of such termination to
the Owners of all Receipts then
outstanding at least 60 days prior to
the date fixed in such notice for such
termination.  The Depositary may
likewise terminate the Deposit
Agreement by mailing notice of such
termination to the Issuer and the
Owners of all Receipts then
outstanding if at any time 60 days
shall have expired after the
Depositary shall have delivered to
the Issuer a written notice of its
election to resign and a successor
depositary shall not have been
appointed and accepted its
appointment as provided in Section
5.04 of the Deposit Agreement.  On
and after the date of termination, the
Owner of a Receipt will, upon (a)
surrender of such Receipt at the
Corporate Trust Office of the
Depositary, (b) payment of the fee of
the Depositary for the surrender of
Receipts referred to in Section 2.05
of the Deposit Agreement, and (c)
payment of any applicable taxes or
governmental charges, be entitled to
delivery, to him or upon his order, of
the amount of Deposited Securities
represented by the American
Depositary Shares evidenced by such
Receipt.  If any Receipts shall
remain outstanding after the date of
termination, the Depositary
thereafter shall discontinue the
registration of transfers of Receipts,
shall suspend the distribution of
dividends to the Owners thereof, and
shall not give any further notices or
perform any further acts under the
Deposit Agreement, except that the
Depositary shall continue to collect
dividends and other distributions
pertaining to Deposited Securities,
shall sell property and rights as
provided in the Deposit Agreement,
and shall continue to deliver
Deposited Securities, together with
any dividends or other distributions
received with respect thereto and the
net proceeds of the sale of any rights
or other property, in exchange for
Receipts surrendered to the
Depositary (after deducting, in each
case, the fee of the Depositary for the
surrender of a Receipt, any expenses
for the account of the Owner of such
Receipt in accordance with the terms
and conditions of the Deposit
Agreement, and any applicable taxes
or governmental charges).  At any
time after the expiration of one year
from the date of termination, the
Depositary may sell the Deposited
Securities then held under the
Deposit Agreement and may
thereafter hold uninvested the net
proceeds of any such sale, together
with any other cash then held by it
thereunder, unsegregated and
without liability for interest, for the
pro rata benefit of the Owners of
Receipts which have not theretofore
been surrendered, such Owners
thereupon becoming general
creditors of the Depositary with
respect to such net proceeds.  After
making such sale, the Depositary
shall be discharged from all
obligations under the Deposit
Agreement, except to account for
such net proceeds and other cash
(after deducting, in each case, the fee
of the Depositary for the surrender of
a Receipt, any expenses for the
account of the Owner of such
Receipt in accordance with the terms
and conditions of the Deposit
Agreement, and any applicable taxes
or governmental charges).  Upon the
termination of the Deposit
Agreement, the Issuer shall be
discharged from all obligations under
the Deposit Agreement except for its
obligations to the Depositary with
respect to indemnification, charges,
and expenses.  The obligations of the
Depositary under Section 5.08 of the
Deposit Agreement shall survive the
termination of the Deposit
Agreement.
22.	COMPLIANCE
WITH U.S. SECURITIES LAWS.
Notwithstanding any terms of
this Receipt or the Deposit
Agreement to the contrary, the Issuer
and the Depositary have each agreed
that it will not exercise any rights it
has under the Deposit Agreement or
the Receipt to permit the withdrawal
or delivery of Deposited Securities in
a manner which would violate the
United States securities laws,
including, but not limited to Section
I A(1) of the General Instructions to
the Form F-6 Registration Statement,
as amended from time to time, under
the Securities Act of 1933.
23.	DISCLOSURE OF
INTERESTS.
The Issuer may from time to
time request Owners of Receipts to
provide information as to the
capacity in which such Owners own
or owned Receipts and regarding the
identity of any other persons then or
previously interested in such
Receipts and the nature of such
interest and various other matters.
The Depositary agrees to use
reasonable efforts to comply with
reasonable written instructions
received from the Issuer requesting
that the Depositary forward any such
requests to the Owner and to forward
to the Issuer any such responses to
such requests received by the
Depositary.
The Depositary and the Issuer
hereby confirm to each other that, for
as long as the Deposit Agreement is
in effect, they shall furnish to the
Commisao de Valores Mobiliarios
(the "CVM") and the Central Bank
of Brazil any information and
documents related to the Receipts
and the Depositary's obligations
under the Deposit Agreement as may
be requested by such authorities
from time to time, whether such
information and documents are
requested from the Depositary or the
Issuer.
24.	POWER OF
ATTORNEY.
Each Owner and Beneficial Owner,
upon acceptance of a Receipt issued
in accordance with the terms hereof,
hereby appoints the Depositary its
agent, with power to delegate, to act
on its behalf and to take any and all
steps and action provided for or
contemplated herein with respect to
the Deposited Securities and to take
any and all procedures necessary to
comply with Brazilian law,
including, but not limited to, those
set forth in Article IV hereof, and to
take such further steps or actions as
the Depositary in its sole discretion
may deem necessary or appropriate
to carry out the purposes of the
Deposit Agreement.
25.	SUBMISSION TO
JURISDICTION;
APPOINTMENT OF
AGENT FOR SERVICE OF
PROCESS.
The Issuer hereby
(i) irrevocably designates and
appoints, Banco Itau, New York
Branch, 540 Madison Avenue, New
York, N.Y. 10022-3731, Attention:
General Manager, Mr. Marcelo
Sanchez, in the State of New York,
as the Issuer's authorized agent upon
which process may be served in any
suit or proceeding arising out of or
relating to the Shares or Deposited
Securities, the American Depositary
Shares, the Receipts or this
Agreement, (ii) consents and submits
to the jurisdiction of any state or
federal court in the State of New
York in which any such suit or
proceeding may be instituted, and
(iii) agrees that service of process
upon said authorized agent shall be
deemed in every respect effective
service of process upon the Issuer in
any such suit or proceeding.  The
Issuer agrees to deliver, upon the
execution and delivery of the
Deposit Agreement, a written
acceptance by such agent of its
appointment as such agent.  The
Issuer further agrees to take any and
all action, including the filing of any
and all such documents and
instruments, as may be necessary to
continue such designation and
appointment in full force and effect
for so long as any American
Depositary Shares or Receipts
remain outstanding or this
Agreement remains in force.  In the
event the Issuer fails to continue
such designation and appointment in
full force and effect, the Issuer
hereby waives personal service of
process upon it and consents that any
such service of process may be made
by certified or registered mail, return
receipt requested, directed to the
Issuer at its address last specified for notices hereunder, and service so made shall be deemed completed five (5) days after the same shall have been so mailed.




30

EMM-Form of Receipt
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